SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 8, 2006

                            BASELINE OIL & GAS CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Nevada                           333-116890                       30-0226902
  State of                          Commission                      IRS Employer
Incorporation                       File Number                     I.D. Number

                   20022 Creek Farm, San Antonio, Texas 78259
                   ------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (210) 481-5177

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On June 13, 2006, Baseline Oil & Gas Corp. provided an update on recent developments. A press release announcing these developments is filed as Exhibit
99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.            Description
-----------            -----------

99.1                   Press Release dated June 13, 2006


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2006

                                                     BASELINE OIL & GAS CORP.


                                                     By: /s/ Barrie M. Damson
                                                         -----------------------
                                                             Barrie M. Damson
                                                             Chairman & CEO


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

                                  Exhibit Index

Exhibit No.            Description
-----------            -----------

99.1                   Press Release dated June 13, 2006


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